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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October28, 2009

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                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

On October 28, 2009, Elite Auto Tune announced that it would feature at the 2009 SEMA International Show in Las Vegas (November 3-6, 2009) a Mercedes S550 equipped with Research Frontiers' SPD-SmartGlass technology supplied by Research Frontiers license American Glass Products (AGP) and controlled by an electronic controller supplied by Research Frontiers license SPD Control Systems Corp.

The following press release wasissued by Elite Auto Tune on October 28, 2009:

Elite Auto Tune to Feature Smart Glass and
Other New Products at 2009 SEMA Show
with Sponsorship by Nuvo - "History in the Making"

Miami, Florida and Los Angeles, California - October 28, 2009.
Elite Auto Tune, the leading U.S. distributor of the world's most exclusive and exotic luxury automotive products, will feature three exciting new products at the 2009 SEMA International Show to be held November 3-6, 2009 at the Las Vegas Convention Center in Las Vegas, Nevada. The three products are Vario Plus Polar and Vario Plus Sky automotive smart glass, AK Car-Design aero styling kits and grills, and aero styling kits designed by LB Performance/Liberty Walk.

Elite Auto Tune (www.EliteAutoTune.com) will share booth #11353 at the SEMA show with American Glass Products (AGP, www.AGPGlass.com), producer of the Vario Plus line of dynamically adjustable windows and a licensee of Research Frontiers' (www.SmartGlass.com) patented SPD-SmartGlass technology.

Elite Auto Tune is sponsored by Nuvo, the world's first Sparkling liqueur celebrating "Joie de Vivre," the Joy of Life. Since their introduction, Nuvo has taken the liqueur world by storm with marketing features in many music videos and magazine placements such as The
Wendy Williams Show, Bazaar Magazine, In Touch Magazine, Vibe Magazine, and through Hollywood actor/artist Jamie Foxx. Celebrating the Joy of Life makes Nuvo and Elite Auto Tune's collaboration a relatively seamless transition.

At the 2009 SEMA International Show, Elite Auto Tune will introduce to the world the much anticipated Vario Plus Polar and Vario Plus Sky automotive smart glass, the most innovative automotive accessory of the year. In addition to offering privacy and security, Vario Plus smart glass is the only automotive glass in the world that allows instant solar-control, tint adjustment, glare control and privacy with the touch of a button. Vario Plus glass is available for all exotic and ultra-luxury vehicles restyled by Elite Auto Tune.
Bullet resistant glass and other security enhanced glass products are also available.

"Elite Auto Tune is making history by having the first Mercedes S550 in the world to feature Vario Plus solar-control glass with SPD light-control technology developed by the leading smart glass firm Research Frontiers Inc. This and other distinctive aftermarket upgrade luxury products, coupled with a globally connected network of manufacturers, dealerships, tuning shops and car enthusiasts, gives Elite Auto Tune and its partners a significant edge over other professional restylers and tuners offering luxury automotive aftermarket products and services," says Maurice A. Curtis, CEO of Elite Auto Tune.

The Mercedes S550 at SEMA 2009 will have seven windows equipped with Vario Plus smart glass. The front sidelites, rear quarterlites and rear window will be made with Vario Plus Polar smart glass while the rear sidelites will be made with Vario Plus Sky smart glass that uses SPD light-control technology. SPD Control Systems Corp. (www.SPDControlSystems.com) developed and supplied the dynamic controller for the Vario Plus Sky smart windows.

At SEMA 2009, the company also will feature exclusive AK Car-Design Aero styling kits and grilles for Audi and Mercedes vehicles.
AK Car-Design, known as "The Second Face," delivers a new spin on aero styling and grilles for Mercedes, Audi and BMW luxury vehicles.

Elite Auto Tune also will showcase stylish but aggressive aero styling kits for the Lamborghini Murcielago and Gallardo created by LB Performance/Liberty Walk. Another SEMA show highlight will include the ultra-exclusive Lamborghini Buggy that has been selling out in other parts of the world. "The Lamborghini Buggy is a great product. Finally, there's a Lamborghini that the whole family can drive," says
Anthony Benson, President of Global Trend Media Group.

Elite Auto Tune distributes leading luxury automotive products from its locations in Miami and Los Angeles. Among other luxury products, Elite Auto Tune offers multi-piece forged wheels, foreign aero styling kits, deep-sounding exhaust, engine performance mods, and the latest innovations in automotive tuning and adjustable solar smart glass. Products available are suitable for only the most exotic and luxurious vehicles available today, including Lamborghini, Ferrari, Rolls Royce, Maybach, Mercedes, BMW, Porsche and Audi.

Elite Auto Tune's automotive network has been referred to as the "Facebook of the Aftermarket Industry" (visit Elite's Facebook and Twitter sites: www.facebook.com/people/Maurice-Curtis/100000417495222,
www.twitter.com/eliteautotune).

Whether Elite Auto Tune is partnering with international companies such as Nuvo, American Glass Products (AGP) of Columbia, AK Car-Design of Deutschland, LB Performance/Liberty Walk of Japan, or networking with Fortune 500 CEOs, NBA, NFL, MLB and NHL players or Hollywood entertainers, the company is certainly solidifying its name as a leading distributor in the luxury auto goods industry.

For more information about Elite Auto Tune or to learn more about the new products it will be introducing at the 2009 SEMA International Show taking place in Las Vegas, Nevada, visit www.EliteAutoTune.com or call 800-353-1132.



The press release and related video is available on the Company's web site at www.SmartGlass.com, on Elite's twitter site
(www.twitter.com/eliteautotune), on
http://www.prweb.com/releases/elite/autotune/prweb3077634.htm and are expected to be available on other web sites as well.

SPD-Smart products use patented SPD film technology developed and licensed by Research Frontiers. With the touch of a button or turn of a dial, users can instantly and precisely adjust the tint of windows, skylights, sunroofs, shades and other products. Automated adjustment of SPD-Smart products also is available using sensors or timing devices. SPD films can be combined with other glazing materials, to meet a wide range of end-product requirements across many applications.

This report and the press releases referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to:
sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release referred to herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED



                                          /s/ Joseph M. Harary
                                          ---------------------------
                                          By: Joseph M. Harary
                                          Title: President

Dated: October 28, 2009